Short-Term Loans	9 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
Short-Term Loans

6. Short-Term Loans

There were no short-term bank loans outstanding as of September 30, 2013 (unaudited). The short-term bank loans outstanding as of December 31, 2011 and 2012 carried a weighted average interest rate of 6.35%, and 5.88%, per annum, respectively. The borrowings were repayable in one year of their respective draw-down date. Proceeds from short-term bank borrowings were for working capital purposes. None of the short-term bank loans bear financial covenants or restrictions.

Short-term bank loans as of December 31, 2011 and 2012 were all denominated in RMB.

The Company repaid the outstanding short-term bank loans of $795.5 and $795.5 upon maturity in January and February 2013, respectively.